CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net income (loss)	$ 59,995	$ 63,145	$ 52,741
Unrealized gains (losses) on cash flow hedge	13,879	(11,367)	(12,217)
Income tax benefit (expense)	(187)	(262)	(389)
Other comprehensive income (loss)	13,692	(11,629)	(12,606)
Other comprehensive income from investments in joint ventures	181
Total other comprehensive income (loss)	13,873	(11,629)	(12,606)
Comprehensive income (loss)	73,868	51,516	40,135
Preferred unitholders' interest in net income	15,508	14,802	13,850
Limited partners' interest in comprehensive income (loss)	$ 58,360	$ 36,714	$ 26,285